Equitable Financial Life Insurance Company of America

Supplement dated August 28, 2024 to the current prospectus for EQUI-VEST® (SERIES 202)

This Supplement modifies certain information in the above-referenced prospectus and initial summary prospectus (collectively, the “Prospectus”) offered by Equitable Financial Life Insurance Company of America (“Equitable America”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center at 800-628-6673.

For California Contracts Only

The annual administrative charge is not waived if you are enrolled in eDelivery for contracts in California.

Please read this supplement with your prospectus accordingly for the revised sections below.

For contracts issued in California, the fifth sentence in Footnote (1) in the “Fee Table” section is replaced as follows:

The annual administrative charge will be waived if you are enrolled in eDelivery on the date the charge is to be deducted, as permitted by state law. See Appendix “State contract availability and/or variations of certain features and benefits” for any state variations.

For contracts issued in California, the first sentence in the last paragraph in the “Charges under the contracts — Annual Administrative Charge” section is replaced as follows:

We also currently waive the annual administrative charge if you are enrolled in eDelivery on the date the charge is to be deducted, as permitted by state law. See Appendix “State contract availability and/or variations of certain features and benefits” for any state variations.

Therefore, for contracts issued in California, the following is added in the “Appendix: State contract availability and/or variations of certain features and benefits”:

State	Features and Benefits	Contract Type	Availability or Variation
California	See footnote (1) in “Fee Table.” Also, see “Charges under the contracts — Annual Administrative Charge” section	All contract types	Annual administrative charge waiver not available

CA Inforce/New Biz	Cat #800186 (8/24)
(#888212)